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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 4, 2006

POWERCOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-19584	23-2582701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Canfield Road La Vernia, Texas	78121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 830 779-5223

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On August 30, 2006, as part of a proposed overall debt and equity raise, PowerCold Corporation (the “Company”) issued seven individual Senior Subordinated Bridge Notes (“Bridge Notes”) for a total of $390,000.  Payment terms of the Bridge Note included:

The Holder shall receive, at the Maturity Date, interest equal to 6.0% of the principal amount of the Note, calculated as if the Note had been outstanding for a full calendar year comprised of a 360-day year and twelve 30-day months. Such interest may be payable, at the option of the Company, in cash or unregistered common stock. To the extent the Company elects to pay such interest in common stock, the number of shares shall be determined based on the average of the closing price for PowerCold Corporation common stock for the five preceding trading days prior to the Maturity Date.

Principal on the Bridge Note shall be due and payable on the Maturity Date, with no principal amortization required prior thereto. All or any part of the principal or any obligation due herein, may be pre-paid, at any time, without penalty. The Company shall have the option to prepay the Bridge Note, in full or in part, at any time prior to the Maturity Date.  At the option of the Holder, the Bridge Note may be converted at maturity into securities having the same terms, conditions and valuation as those issued in connection with a “Qualified Refinancing” of the Bridge Note.

Effective December 1, 2006, the Company extended the Bridge Notes for three months to February 28, 2007.

Item 3.02 Unregistered Sales of Equity Securities

During the fiscal year ending December 31, 2006 the Company sold and issued the shares of Common Stock described below that were not registered under the Act.

1.

The Company relied on Sections 3 and 4(2) of the Securities Act of 1933 for exemption from the registration requirements of such Act.  Each investor was furnished with information concerning the formation and operations of the Registrant, and each had the opportunity to verify the information supplied.  Additionally, Registrant obtained a signed representation from each of the foregoing persons in connection with the purchase of the Common Stock of his or her intent to acquire such Common Stock for the purpose of investment only, and not with a view toward the subsequent distribution thereof.  Each of the certificates representing the Common Stock of the Registrant has been stamped with a legend restricting transfer of the securities represented thereby.

2.

Issuance of 100,000 shares of common stock with a fair market value of $65,000 for investment services.  Issuance of 185,000 shares of common stock with a fair market value of $120,000 to Simco, a corporation owned by the Company’s Chief Executive Officer (“CEO”), of which 60,000 shares of common stock was issued to Simco Group for services and expenses, 48,000 shares of common stock was transferred to third party investors for financial services and 77,000 shares of common stock was transferred to an accredited investor for cash consideration of $50,000 paid to the Company.

3.

Issuance of 69,230 shares of common stock with a fair market value of $45,000 for investment services.

4.

Issuance of 100,000 shares of common stock with a fair market value of $50,000 for employee compensation and 1,666,667 for cash consideration of $750,000.

5.

Issuance of 1,200,000 shares of common stock for cash consideration of $420,000 to the Company’s largest individual shareholder, Henry Sanborn (“Sanborn”).  His transactions for the year are more fully discussed below under Item 8.01.  Issuance of 600,000 shares to Laurus Master Fund, Ltd. (“Laurus”) with a fair market value of $210,000 on the date of issuance for the deferral of three monthly principal payments.

6.

Issuance of 300,000 shares of common stock for cash consideration of $105,000 to Sanborn and 476,191 shares of common stock with a fair market value of $166,667 to Laurus for the principal payment due for June 2006 on the Laurus Note.

7.

Issuance of 25,000 shares of common stock with a fair market value of $8,750 for investment advice.

8.

Issuance of 400,000 shares of common stock for cash consideration of $140,000 to a group of accredited investors.

9.

Issuance of 25,000 shares of common stock with a fair market value of $8,750 on the date of issuance for employee compensation.

10.

Issuance of 302,592 shares of common stock for cash consideration of $329,000 to a group of accredited investors.

Item 8.01 Other Events

Liquidity

The Company reported in its Form 10-K filings for the years ended December 31, 2004, and December 31, 2005, which have since had their audit opinions withdrawn, that its consolidated financial statements were prepared on the basis of “going concern” qualification. At December 31, 2005, the Company reported an accumulated deficit of $27,302,257 and recurring losses from operations for each year presented of an estimated $1,140,853 and $2,367,405 respectively. As of December 31, 2006, the cash position of the Company was $51,758.

The Company has been unable to meet certain obligations as they have become due.  The Company has convertible notes due to Laurus of approximately $3,500,000 and a group of seven additional investors totaling approximately $390,000 plus accrued and unpaid interest.  Since the inception of the Laurus note in July 2004 the Company has reduced the principal by $1,500,000 but has been unable to meet the principal payment terms of the obligation on a consistent basis.  The other convertible notes totaling $390,000 became due on November 30, 2006 and the Company extended the notes because it was unable to meet the terms.

The Company has accounts payable in excess of $600,000 and much of this is at least 120 days old.  The Company has identified vendors that are critical to their day-to-day operations.  For those we have attempted to pay for their services within ninety days.  If we are unable to maintain this payment schedule, we risk losing valuable services that could limit our ability to service new and existing customers.  This could severely restrict revenue growth and prevent the Company from reaching profitability.

In order to fund operations and meet obligations the Company has relied on the sale of Company unregistered common stock and the issuance of debt.  During 2006 the Company raised $1,744,000 by issuing common stock and $390,000 in short term loans.  Given the current financial condition of the Company it will be difficult to obtain the funds necessary to continue development and sales of our products, although the Company plans to continue to try and raise funds to support operations. The Company anticipates orders for its new Fluid Cooler units made of fiberglass and polymer coils beginning in the late first quarter 2007.

Related Party Transactions

During 2006 the Company entered into Common Stock Purchase Agreements with Henry Sanborn, the Company’s largest individual shareholder on three occasions.  In May 2006 the Company entered into a Common Stock Purchase Agreement with Sanborn for the purchase of 1,200,000 shares of common stock at a price of $0.35 per share.  In June 2006, the Company entered into a Common Stock Purchase Agreement with Sanborn for the purchase of 300,000 shares of common stock at a price of $0.35 per share.  In October 2006, the Company entered into a Common Stock Purchase Agreement with Sanborn for the purchase in two transactions of a total of 1,200,000 shares of common stock at a price of $0.25 per share.  No registration rights have been granted as part of this transaction.   During the year Sanborn purchased 2,700,000 shares of common stock for cash consideration of $825,000.

During 2006 the Company issued 185,000 shares of common stock with a fair market value of $120,000 to Simco, a company controlled by the Company’s Chief Executive Officer to compensate the CEO for out of pocket expenses.  Subsequently, 125,000 shares were transferred to others.  Simco retained 60,000 shares of the original 185,000 shares.

During 2006, the CEO did not take a salary; however, the Company paid Simco, a company controlled by the CEO $120,000 for services rendered.  The Company also reduced approximately $26,000 of the outstanding principal amount owed on the loan from Simco to the Company.

Significant Events

During the year ended December 31, 2005, the Company elected to fully dispose of PowerCold ComfortAir Solutions, Inc. (“PCAS”).  As reported in the Company’s December 31, 2005 Form 10K we received a note receivable from the new ownership group of PowerCold Comfort Air Solutions, Inc. for $355,155 and experienced debt relief from the transfer of liabilities in excess of assets of $236,971.  The Company therefore had a gain from disposal of discontinued operations of $592,106 which was offset against 2005 operating losses of discontinued operations of $5,593,036 resulting in a net loss from discontinued operations of $5,000,930.

The resulting company, Comfort Air Solutions, Inc. (“CAS”) filed in Federal Court for bankruptcy protection on December 11, 2006.  PowerCold was to begin receiving payments on our note receivable on July 1, 2006, but to date no payments have been made.  The Company has determined that extensive efforts to collect the debt would not be worthwhile, that the debt is uncollectible and intends to write-off the note receivable of $355,155.

Products

The Company recently expanded its product line offering by introducing its new proprietary evaporative Fluid Coolers that employs an evaporative heat exchanger constructed from DuPont™ Caltrel® polymer micro tubing which is encased in all fiberglass housing.  This product serves the high volume 25 to 300 ton commercial water source heat pump market, 5 to 25 ton geothermal heat pump market and numerous process and industrial cooling applications. These markets are currently served primarily by galvanized steel constructed units utilizing evaporative coils constructed from either galvanized steel or copper.  These products have the following limitations:

•

Corrosion (galvanized steel rusts and corrodes from aggressive water)

•

Scale buildup on heat transfer coils (requires expensive chemical treatment to minimize mineral concentrations)

•

Inefficient water usage (requires water usage on cool summer nights, spring and fall)

•

Heavy weight (steel and copper coils are heavy and require significant structural support)

•

Escalating raw material costs (steel and copper prices have increased over the past few years and are expected to continue at higher levels due to increasing demand)

PowerCold has focused its product development and marketing efforts to address these limitations.  The Company’s current product offerings include complete systems and sub-assemblies for commercial applications that utilize several advantages:

•

Non-Corrosive materials

•

Reduced operating costs

•

Reduced water consumption

•

Reduced refrigerant charge

The new line of fluid coolers has the following features:

•

Non corrosive fiberglass and DuPont™ Caltrel® polymer tubing construction to resist corrosion

•

Scale does not build on DuPont™ Caltrel® polymer tubing allowing for higher cycles of water concentration thereby significantly reducing chemical usage

•

DuPont™ Caltrel® requires 3 to 5 times the heat transfer surface area of galvanized and copper coils, thereby allowing for complete dry operation at much higher ambient temperatures.  Dry operation can be an operating strategy to significantly reduce water and chemical usage

•

Fluid Cooler units made from fiberglass and DuPont™ Caltrel® polymer tubing materials are much lighter than units made from metal

•

Plastic material prices have been relatively more stable than metals

Item 9.01 Financial Statements and Exhibits

We were unable to file a timely Form 10-Q for the period ending September 30, 2006 because we have not completed our financial statements. We have determined that our previously filed audited and interim financial statements for the periods from January 2004 through the second quarter of 2006 should no longer be relied upon because those financial statements were prepared applying accounting practices that did not comply with generally accepted accounting principles (“GAAP”).  The misstatements were directly related to the former subsidiary PCAS and led to the sale of PCAS.  Accordingly, we are conducting a restatement of our historical financial statements for the years ended December 31, 2004 and 2005, and for the interim periods ended March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005, June 30, 2005, September 30, 2005, March 31, 2006 and June 30, 2006.

We are undertaking a comprehensive review of our accounting policies and practices. We have not completed our analysis and we have not determined the extent the accounting issues we have identified pursuant to our review will result in an error requiring restatement, nor do we believe that we have identified all errors or issues that may require restatement. Our conclusions remain subject to further analysis and we do not expect to be able to quantify the final financial statement impact of the accounting errors until we complete our restatement and file our 2004 and 2005Annual Reports on Form 10-K.

We are working to complete the restatement of our financial statements for the years ended December 31, 2005 and 2004. We also are reviewing our accounting routines and controls, and our financial reporting processes.

Restating our 2004 and 2005 financial statements and preparing our 2006 financial statements has required, and continues to require, a substantial amount of time and resources because the restatement entails significant complexities, including:

•

a thorough and comprehensive review of our accounting policies and practices, and, with the completion of this review, the appropriate application and implementation of our revised accounting policies and practices;

•	restating our financial statements for multiple periods under the standards relevant at various points in time; and

•	the existence of deficiencies in our accounting controls during the restatement period that will necessitate substantive audit testing procedures by our independent registered public accounting firm.

Based on our current assessment, and subject to obtaining sufficient funds to devote to the project we plan to complete our restatement and file our Annual Reports on Form 10-K for the years ended December 31, 2005 and 2004 by mid year 2007. Prior to the filing of our Annual and Interim Reports on Form 10-K and 10-Q, we plan to publish a press release providing the date of the filing.

(d)  Exhibits

99.1

Form of Senior Subordinated Bridge Note

99.2

Form of Senior Subordinated Bridge Note Addendum

99.3

Form of Common Stock Subscription Agreement

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCOLD CORPORATION

/s/ Randy Rutledge

___________________________

Randy Rutledge

Chief Financial Officer

Date:  January 31, 2007